SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        9/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J3 (Exact name of registrant as specified in its charter)


Delaware          			  333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On September 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with
        the Commission, the Monthly Report dated         9/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D        9/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date: September 25, 2002

DISTRIBUTION SUMMARY
Class	Orig Bal	Beg Balance	Int Dist
A-1	5,717,000.00	0.00		0.00
A-2	82,481,000.00	74,209,248.51	371,046.24
A-3	23,000,000.00	23,000,000.00	115,000.00
A-4	18,750,000.00	17,432,603.35	82,659.59
A-5	50,000,000.00	46,486,942.27	203,380.37
A-6	18,750,000.00	17,432,603.35	33,557.76
A-7	21,731,000.00	21,731,000.00	108,655.00
A-8	16,000,000.00	16,000,000.00	80,000.00
A-9	28,584,000.00	28,091,298.41	140,456.49
PO	246,657.62	242,095.16	0.00
IO	242,355,182.00	223,119,929.52	79,655.15
R-I	1,751,000.00	0.00		0.00
R-II	625,000.00	0.00		0.00
M-1	375,000.00	1,720,818.06	8,604.09
M-2	250,000.00	614,226.89	3,071.13
M-3	250,000.00	368,536.14	1,842.68
B-1	250,210.00	245,690.76	1,228.45
B-2	50.00		245,690.76	1,228.45
B-3	50.00		245,897.14	1,229.49
Total	250,010,967.62	230,634,047.45	1,231,614.89

Class	Prin Dist	PT Rate		End Bal
A-1	0.00		6		0.00
A-2	4,906,177.85	6		69,303,070.66
A-3	0.00		6		23,000,000.00
A-4	0.00		5.69		15,673,285.82
A-5	4,691,513.42	5.25		41,795,428.85
A-6	1,759,317.53	2.31		15,673,285.82
A-7	0.00		6		21,731,000.00
A-8	0.00		6		16,000,000.00
A-9	97,276.07	6		27,994,022.35
PO	7,465.46	0		234,629.70
IO	0.00		0.428407	211,989,449.10
R-I	0.00		6		0.00
R-II	0.00		6		0.00
M-1	5,958.94	6		1,714,859.12
M-2	2,126.98	6		612,099.91
M-3	1,276.19	6		367,259.95
B-1	850.79		6		244,839.97
B-2	850.79		6		244,839.97
B-3	851.51		6		245,045.63
Total	11,473,665.53 		 	219,160,381.93



Amounts Per 1000
Class	Cusip		Prin		Int		End Bal
A-1	36185NRW2	0.000000000	0		0
A-2	36185NRX0	59.48252147 	4.498566246	840.2307278
Class	Cusip		Prin		Int		End Bal
A-3	36185NRY8	0.000000000	5		1000
A-4	36185NRZ5	0.000000000	4.408511692	835.908577
A-5	36185NSA9	93.83026831 	4.067607448	835.908577
A-6	36185NSB7	93.83026831 	1.789747277	835.908577
A-7	36185NSC5	0.000000000	5		1000
A-8	36185NSD3	0.000000000	5		1000
A-9	36185NSE1	3.403164906	4.913815143	979.3598638
PO	36185NSF8	30.26648504	0		951.2363666
IO	36185NSG6	0.000000000	0.328671118	874.7056587
R-I	36185NSH4	0.000000000	0.000000029	0
R-II	36185NSJ0	0.000000000	0		0
M-1	36185NSK7	3.403164906	4.913815143	979.3598638
M-2	36185NSL5	3.403164906	4.913815143	979.3598638
M-3	36185NSM3	3.403164906	4.913815143	979.3598638
B-1	36185NSR2	3.403164906	4.913815143	979.3598638
B-2	36185NSS0	3.403164906	4.913815143	979.3598638
B-3	36185NST8	3.403164906	4.913815143	979.3598638
Total			45.89264879	4.926243443	876.6030707

Group 1
Cut-Off Date Balance						250,010,967.72
Beginning Aggregate Pool Stated Principal Balance		230,634,047.54
Ending Aggregate Pool Stated Principal Balance			219,160,382.02
Beginning Aggregate Certificate Stated Principal Balance	230,634,047.44
Ending Aggregate Certificate Stated Principal Balance		219,160,381.92
Beginning Aggregate Loan Count					565
Loans Paid Off or Otherwise Removed Pursuant to PSA		26
Ending Aggregate Loan Count					539
Beginning Weighted Average Loan Rate (WAC)			6.658151%
Ending Weighted Average Loan Rate (WAC)				6.655930%
Beginning Net Weighted Average Loan Rate			6.408151%
Ending Net Weighted Average Loan Rate				6.405930%
Weighted Average Maturity (WAM) (Months)			169
Servicer Advances						0
Aggregate Pool Prepayment					10,674,986.46
Pool Prepayment Rate						43.3733 CPR

Prepayment Compensation
Total Gross Prepayment Interest Shortfall		0.00
Compensation for Gross PPIS from Servicing Fees		0.00
Other Gross PPIS Compensation				0.00
Total Net PPIS (Non-Supported PPIS)			0.00

Master Servicing Fees Paid			127,704.12
Sub Servicing Fees Paid				0
Insurance Premium(s) Paid			0
Personal Mortgage Insurance Fees Paid		0
Other Fees Paid					0
Total Fees					127,704.12

Delinquency Information
Delinquency			30-59 Days   60-89 Days	 90+ Days    Totals
Scheduled Principal Balance	422,504.09   0.00	 329,042.83  751,546.92
Percentage of Total Pool Bal	0.192783%    0.000000%	 0.150138%   0.342921%
Number of Loans			1	     0    	 1	     2
Percentage of Total Loans	0.185529%    0.000000%	 0.185529%   0.371058%

Foreclosure
Scheduled Principal Balance	0.00	     0.00	 0.00	     0.00
Percentage of Total Pool Bal	0.000000%    0.000000%	 0.000000%   0.000000%
Number of Loans			0.00	     0.00	 0.00	     0.00
Percentage of Total Loans	0.000000%    0.000000%	 0.000000%   0.000000%

Bankruptcy			30-59 Days   60-89 Days	 90+ Days    Totals
Scheduled Principal Balance	0.00	     0.00	 0.00	     0.00
Percentage of Total Pool Bal	0.000000%    0.000000%	 0.000000%   0.000000%
Number of Loans			0.00	     0.00	 0.00	     0.00
Percentage of Total Loans	0.000000%    0.000000%	 0.000000%   0.000000%

REO
Scheduled Principal Balance	0.00	     0.00	 0.00	     0.00
Percentage of Total Pool Bal	0.000000%    0.000000%	 0.000000%   0.000000%
Number of Loans			0.00	     0.00	 0.00	     0.00
Percentage of Total Loans	0.000000%    0.000000%	 0.000000%   0.000000%

Book Value of all REO Loans			0.00
Percentage of Total Pool Balance		0.000000%
Current Realized Losses				0.00
Additional Gains (Recoveries)/Losses		0.00
Total Realized Losses				0.00

Subordination/Credit Enhancement Information
Protection			Original	Current
Bankruptcy Loss			0.00		0.00
Bankruptcy Percentage		0.000000%	0.000000%
Credit/Fraud Loss		0.00		5,000,219.35
Credit/Fraud Loss Percentage	0.000000%	2.281534%
Special Hazard Loss		1,250,255.00	1,250,255.00
Special Hazard Loss Percentage	0.500080%	0.570475%

Credit Support			Original	Current
Class A				246,509,757.62	215,731,437.37
Class A Percentage		98.599577%	98.435418%
Class M-1			1,751,000.00	1,714,859.12
Class M-1 Percentage		0.700369%	0.782468%
Class M-2			625,000.00	612,099.91
Class M-2 Percentage		0.249989%	0.279293%
Class M-3			375,000.00	367,259.95
Class M-3 Percentage		0.149993%	0.167576%
Class B-1			250,000.00	244,839.97
Class B-1 Percentage		0.099996%	0.111717%
Class B-2			250,000.00	244,839.97
Class B-2 Percentage		0.099996%	0.111717%
Class B-3			250,210.00	245,045.63
Class B-3 Percentage		0.100080%	0.111811%


        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J3


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA